SECOND QUARTER 2014 EARNINGS

July 30, 2014

AEGION®

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 28, 2014 and in the Company’s subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, the Insituform® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Brinderson®, CRTS™ and our other trademarks referenced herein are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

Why Aegion?

Pipelines Are the Arteries for Our Way of Life



Wastewater



Oil, Gas and Mining



Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Are Driving to Meet Growing U.S. Energy Requirements



Exploration and Extraction



Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity



Commercial Structures



Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

Aegion's Strategy Initially Focused on Diversification and Now on Greater Reliance on Recurring Revenue in Growth Markets

2008
Reliance on One Industry

40-year leader and pioneer in trenchless cured-in-place wastewater pipe rehabilitation

MARKET DYNAMICS

- The need for wastewater pipeline rehabilitation is unquestioned
- Anticipated municipal spending is not expected to meet the growing need for wastewater pipe rehabilitation

Insituform

Insufficient and volatile municipal spending limits sustainable growth opportunities

2009-2012
Diversification Strategy

We Protect Pipe.™

Midstream oil, gas and mining
Municipal and industrial pressure pipe
Water/wastewater pipe rehabilitation

MARKET DYNAMICS

- Aegion can affect the sale of higher margin technologies and services in growth industries
- Corrpro has recurring revenue opportunities through master service agreements



ROBOTIC COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

Project-based nature of several Energy & Mining businesses and Commercial & Structural creates volatility from timing risk

2013 and beyond
Grow Recurring Revenues

United States upstream and downstream oil and gas

MARKET DYNAMICS

- Compelling long-term macro economic drivers in the upstream and downstream United States market
- Daily presence at these facilities creates a "nested position" with potential to leverage other Aegion technologies and services



Multi-year maintenance contracts provide a new source for recurring revenues in growing markets

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 70%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining



ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

INDUSTRIAL FACILITIES

>25%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels



FIBER POLYMER



FIBER POLYMER

Aegion Is Geographically Positioned in Strong End Markets


8% of 2013 Revenues
80% of 2013 Revenues
5% of 2013 Revenues
Hong Kong
5% of 2013 Revenues
Singapore
2% of 2013 Revenues
Aegion Technologies and Services
All Three Platforms
Water & Wastewater
Commercial & Structural
Energy & Mining

Second Quarter and First Six Months: 2014 Financial Summary

Selected Financial Results – Non-GAAP from Continuing Operations

(See reconciliation to GAAP in the Appendix)

(in USD thousands, except margins and per share information)	2Q 2014	2Q 2013	YTD 2014	YTD 2013
Revenues	$ 322,868	$ 242,100	$ 629,102	$ 468,076
Gross Profit	71,918	58,568	132,981	106,705
Gross Margins	*22.3%*	*24.2%*	*21.1%*	*22.8%*
Operating Income	21,158	17,731	30,292	24,549
Operating Margin	*6.6%*	*7.3%*	*4.8%*	*5.2%*
<u>Segment Operating Income:</u>				
Energy & Mining	8,282	8,064	15,957	13,515
Water & Wastewater	12,654	9,040	15,674	11,602
Commercial & Structural	222	627	(1,339)	(568)
Equity Earnings	--	1,310	677	2,212
Net Income from Continuing Operations (attributable to common shareholders)	$ 13,081	$ 13,285	$ 17,888	$ 16,917
Diluted Earnings per Share (from continuing operations)	$ 0.34	$ 0.34	$ 0.47	$ 0.43

Current and prior period results exclude discontinued operations

AEGION

Backlog Supports 2014 Growth for Insituform North America and Key Segments of Energy & Mining

Change in Consolidated Backlog [1]

June 30, 2014 vs. June 30, 2013

Total backlog as of 6/30/14 was $829.2 million


Reported Change in Backlog ($M)
$325
$275
$225
$175
$125
$75
$25
$(25)
$52
$270
$(4)
Commercial & Structutal
Water & Wastewater
Energy & Mining

[1] Brinderson backlog, included in Energy & Mining, represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts

Contracts that are up for renewal are not included in the next 12 month's backlog past the renewal date

Energy & Mining

- Excluding Brinderson, backlog increased $22.4 million to $215.4 million because of large contract awards for Bayou's Louisiana operation and a strong position in Canada offset by previously discussed soft market conditions related to international mining, the oil and gas market in Mexico and unfavorable comparisons to the large projects performed in the prior year
- Corrpro achieved record backlog of $87 million from a 9.4% year over year increase in new orders in North America

Water & Wastewater

- Backlog increased $52.1 million as the North American business continues to have a strong backlog position
- Backlog includes the current portions of $31 million in announced multi-year contracts in Australia

Commercial & Structural

- North America sales funnel increased 37% to $134 million. New orders in May and June were the highest since 2012

AEGION

Current Backlog Position Supports Expectations for Strong Second Half Performance in 2014

Aegion Non-GAAP Diluted Earnings per Share

(from Continuing Operations)


$1.50 to $1.65
$1.27
2013
2014 Forecast

- *Restated for discontinued operations*
- *See page A-4 for the 2013 non-GAAP reconciliation*

In 2014, Corrpro, United Pipeline Systems, Brinderson and Insituform's North American business are expected to account for nearly 80% of revenues and a substantial portion of expected profits

AEGION

Favorable End Markets and Backlog Position Support Energy & Mining Outlook in 2014

Energy & Mining 2014 Guidance

Revenues: $770 to $800 million | Operating Margins: 8% to 9%

- North America and Middle East pipeline markets remain favorable for Corrpro and United Pipeline Systems
  - United Pipeline Systems' outlook is tempered by the uncertainty in other international mining pipeline markets and the oil and gas market in Mexico
- Due to significant delays in the second quarter from the prime contractor completing pipe welds for coating, CRTS' robotics coatings business now expects to complete the offshore internal pipe weld coatings for the Saudi Aramco Wasit project in early 2015
- Bayou coatings business at New Iberia, Louisiana was awarded two important projects, which bode well for 2015
  - Strong backlog in Canada suggests an improved Canadian pipe coating season this fall
- Brinderson has a strong position in the downstream market with record billable hours in the first half of 2014. The upstream market is up over 50% year-over-year at the end of June on a pro forma basis. Additional upstream opportunities, including the Permian Basin, have been slow to develop as we build a market presence
  - The outlook for full year 2014 revenues remains at $300 million

AEGION

A Larger Mix of Recurring Revenues Expected to Help Reduce Project Volatility in 2014

Total Energy & Mining Estimated Recurring Revenue Mix

WITHOUT BRINDERSON


50%
50%

Operating & Maintenance Services (Recurring)

New Capital Spend Projects

WITH BRINDERSON


40%
60%

Based on 2014 guidance as of June 30, 2014

Corrpro and Brinderson are expected to account for over 70% of Energy & Mining revenues in 2014, of which each derives 75% of revenues from recurring sources

Strong Market Fundamentals in North America Expected to Drive Revenue Growth and Margin Expansion for Water & Wastewater

Water & Wastewater 2014 Guidance

Revenues: $500 to $525 million | Operating Margins: 7% to 8%

- The North American business continues to benefit from a strong backlog position as of June 30, 2014
  - The preliminary assessment of the bid table suggests 2015 can be another good year
- Execution began on $31 million of multi-year term contracts awarded in Australia
- Asia-Pacific operations continue to evaluate several bids for execution as a contracting event or a product supply
- European market remains challenging from inconsistent and constrained municipal expenditures for wastewater pipeline rehabilitation

2014 First Half Results Support Expected Recovery for Commercial & Structural North American Business

Commercial & Structural 2014 Guidance

Revenues: $70 to $85 million | **Operating Margins: Negative low single digits to positive low single digits**

- Efforts to expand and enhance the sales function and operational capabilities for the North American business are taking hold
  - Gross margins improved from 16.4% in the fourth quarter of 2013 to high 30 percent range due to a significant improvement in cost estimation and project execution
    - Key operating efficiency metrics continue to track favorably with expectations
  - New product focused sales strategy and expanded sales organization have significantly increased visibility into project opportunities as the current sales funnel grew 37% to $134 million at June 30, 2014 from May 31, 2014
- The Asia business is expected to grow revenues and profits from opportunities in Hong Kong and Singapore
  - Additional opportunities exist over the long-term in Japan, Hong Kong, Singapore and Indonesia

AEGION

Aegion's Earnings Seasonality Favors the Third and Fourth Quarters

Fourth Quarter

- Traditionally strong quarter for Corrpro, Insituform operations in Europe and Commercial & Structural
- Seasonal draw down for Insituform North America and United Pipeline Systems
- Unites States downstream maintenance activity begins to build; wind down of upstream project activity

First Quarter

- Traditionally the least profitable quarter because of winter weather in the Northern Hemisphere
  - In 2014, January and February were particularly harsh winter months
- Peak season for Canada pipe construction
  - 2013/2014 season was unusually soft
- Primary season for United States downstream maintenance and turnaround season
- In 2014, Corrpro and United Pipeline Systems had strong United States sales acquisitions



FOURTH QUARTER
FIRST QUARTER
2014 Earnings Seasonality
THIRD QUARTER
SECOND QUARTER

Third Quarter

- Summer/fall seasons drive peak activity for Insituform North America, Corrpro, United Pipeline Systems and Commercial & Structural
- United States downstream maintenance activity slows as refineries operate at peak capacity utilization. Upstream contracts for Brinderson can help to offset the seasonal downstream slowdown

Second Quarter

- Seasonal activity increases for Insituform North America, which enjoys record backlog through the first half of 2014
- Corrpro, United Pipeline Systems and Fyfe North America businesses begin prime construction season
- Activity for Insituform Asia-Pacific operations builds, primarily in Australia
- United States downstream maintenance and turnaround begins to wind down ahead of peak capacity utilization in the third quarter

AEGION

Aegion Expects to Generate Sizeable Cash Flow from Operations in 2014

Aegion's Cash Flow from Operations



in USD millions
$42
$58
$53
$23
$111
$89*
$100 to $110
2008
2009
2010
2011
2012
2013
2014F

** Includes $4 million for acquisition-related expenses*

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
7% to 8%
2008
2009
2010
2011
2012
2013
2014F

2014 Cash from Operations and Uses of Cash

Cash Flow from Operations

- Expected earnings growth in 2014 drives cash flow growth
- Continued focus on reducing DSOs
  - Reduced DSOs by approximately 10% in the second quarter of 2014 compared to the prior year quarter, primarily from improved collections in Water & Wastewater, Commercial & Structural platforms and contributions from Brinderson's low DSO profile

Uses of Cash

- CAPEX expected to be $30 to $35 million—a modest increase from 2013—to support expectations for growth in 2014 and the Brinderson acquisition
- Repurchased $10.5 million of Aegion common stock in the second quarter of 2014 as part of the recently completed $20 million Board-authorized program
- Debt amortization repayment schedule of $22 million in 2014; $4.4 million payment made in the second quarter and $8.9 million over the first six months of 2014

Return on Invested Capital (ROIC)

Targeted 7% to 8% range reflects:

- Expected earnings growth in 2014 primarily from Corrpro, Insituform's North American business, United Pipeline Systems and Brinderson represents the majority of expected operating income
- Invested capital includes amortization of intangibles, primarily goodwill, for the Brinderson acquisition
- Continued improvement in working capital management to lower DSOs

AEGION

Aegion Is…







1

A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2

A company with robust **OPPORTUNITIES** in the U.S. upstream and downstream energy markets and an energy portfolio now **BALANCED** towards predictable and recurring revenues

3

An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

4

An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

Appendix

Backlog as of June 30, 2014 Supports 2014 Outlook

Aegion Contract Backlog

(as of June 30, 2014 in USD Millions)

	Consolidated	Energy & Mining[1]	Water & Wastewater	Commercial & Structural
6/30/14	$829.2	$463.5	$317.3	$48.4
3/31/14	$748.7	$416.8	$285.5	$46.4
6/30/13	$510.4	$193.0	$265.2	$52.2

1. Brinderson backlog as of June 30, 2014 was $248.1 million based on estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Excluded in the next 12 months' backlog are portions of several contracts up for renewal in 2014 and 2015 (beyond the respective contract dates).

2014 Non-GAAP Reconciliation From Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2014 Second Quarter			2014 First Six Months			
	As Reported (GAAP)	Acquisition-Related Expenses	As Adjusted (Non-GAAP)	As Reported (GAAP)	Loss on Sale of Bayou Coating, L.L.C.[1]	Acquisition-Related Expenses	As Adjusted (Non-GAAP)
Operating Expenses	$ 51,299	$ (539)	$ 50,760	$ 103,228	--	$ (539)	$ 102,689
Operating Income	20,619	539	21,158	29,753	--	539	30,292
Other Income (Expense)	(3,195)	--	(3,195)	(6,058)	--	--	(6,058)
Other	(687)	--	(687)	(1,463)	472	--	(991)
Income before Taxes	16,737	539	17,276	22,232	472	539	23,243
Taxes on Income	3,961	208	4,169	5,573	194	208	5,975
Net Income (attributable to Aegion Corporation)	**$ 12,750**	**$ 331**	**$ 13,081**	**$ 17,279**	**$ 278**	**$ 331**	**$ 17,888**
Diluted EPS	**$ 0.33**	**$ 0.01**	**$ 0.34**	**$ 0.45**	**$ 0.01**	**$ 0.01**	**$ 0.47**

[1] Represents the loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The sale price was $9.1 million and resulted in a loss on the sale of approximately $0.5 million that is recorded in "Other Income (Expense)" on the consolidated statement of operations. During the first quarter of 2014, the difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1.2 million and the final equity distribution settlement of $0.7 million resulted in the loss of $0.5 million (non-GAAP).

All financial data presented is from continuing operations

AEGION

2013 Non-GAAP Reconciliation From Continuing Operations

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	2013 Second Quarter				2013 First Six Months			
	As Reported (GAAP)	Acquisition-Related Expenses	Joint Venture/Divestiture Activities [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Acquisition-Related Expenses	Joint Venture/Divestiture Activities [1]	As Adjusted (Non-GAAP)
Operating Expenses	$ 42,745	$ (1,908)	$ --	$ 40,837	$ 84,064	$ (1,908)	$ --	$ 82,156
Operating Income	15,823	1,908	--	17,731	22,641	1,908	--	24,549
Other Income (Expense)	(2,197)	--	--	(2,197)	(4,461)	--	--	(4,461)
Other	7,169	--	(8,688)	(1,519)	7,083	--	(8,688)	(1,605)
Income before Taxes	20,795	1,908	(8,688)	14,015	25,263	1,908	(8,688)	18,483
Taxes on Income	3,709	760	(2,635)	1,834	4,821	760	(2,635)	2,946
Net Income (attributable to Aegion Corporation)	**$ 18,190**	**$ 1,148**	**$ (6,053)**	**$ 13,285**	**$ 21,822**	**$ 1,148**	**$ (6,053)**	**$ 16,917**
Diluted EPS	**$ 0.47**	**$ 0.02**	**$ (0.15)**	**$ 0.34**	**$ 0.56**	**$ 0.02**	**$ (0.15)**	**$ 0.43**

[1] Includes a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million or approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses) (non-GAAP).

[2] Includes a non-cash write down of the Company's investment in Bayou Coating, L.L.C. The Company recognized a non-cash charge of $2.7 million ($1.8 million post tax) to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, L.L.C. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise (non-GAAP).

All financial data presented is from continuing operations

AEGION

2013 Non-GAAP Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Full Year 2013 (from Continuing Operations)				
	As Reported (GAAP)	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	**66,882**	**5,831**			**72,713**
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other	4,964			(8,688)	(3,724)
Income before taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income (tax benefit)	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	**50,812**	**3,510**	**1,182**	**(6,053)**	**49,451**
Diluted EPS	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

All financial data presented is from continuing operations

AEGION